Exhibit 10.1

AMENDMENT NO. 4 TO

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This AMENDMENT NO. 4, effective as of November 13, 2015 (this “Amendment”), is made with respect to that certain Amended and Restated Receivables Purchase Agreement, dated as of November 18, 2011 (as amended, restated, supplemented or otherwise modified, the “RPA”), among LPAC CORP., a Delaware corporation ( the “Company”), as seller, LENNOX INDUSTRIES INC., a Delaware corporation (“Lennox”), as master servicer thereunder (in such capacity, the “Master Servicer”), VICTORY RECEIVABLES CORPORATION, a Delaware corporation, as a Purchaser, and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as administrative agent for the Investors (in such capacity, the “Administrative Agent”), the purchaser agent for the BTMU Purchaser Group (in such capacity, the “BTMU Purchaser Agent”) and a BTMU Liquidity Bank and PNC BANK, NATIONAL ASSOCIATION, as the purchaser agent for the PNC Purchaser Group (in such capacity, the “PNC Purchaser Agent”) and a PNC Liquidity Bank. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to such terms in the RPA.

Preliminary Statements

(1) Each of the parties to the RPA desires to amend the RPA on the conditions set forth herein.

(2) As of the date hereof and immediately prior to the effectiveness hereof, the PNC Liquidity Bank has assigned to the BTMU Purchaser and the BTMU Liquidity Bank, as applicable, all of the PNC Liquidity Bank’s rights and obligations under the RPA, including, without limitation, the PNC Liquidity Bank’s ownership of each Asset Interest and its Purchaser Group Limit (the “PNC Assignment”).

NOW, THEREFORE, the signatories hereto agree as follows:

SECTION 1. Amendment to the RPA. Effective as of the date hereof in accordance with Section 2 of this Amendment, the RPA is amended as follows:

(a)	After giving effect to the PNC Assignment,

(i) The PNC Purchaser Agent shall no longer be a Purchaser Agent, the PNC Liquidity Bank shall no longer be a Liquidity Bank, and the PNC Purchaser Group shall no longer be a Purchaser Group, in each case, under the RPA.

(ii) PNC, the PNC Liquidity Bank and the PNC Purchaser Agent shall no longer be a party to the RPA and shall have no further rights or obligations under, or interests with respect to, the RPA; provided, that PNC, the PNC Liquidity Bank and the PNC Purchaser Agent shall continue to have the benefit of all indemnities and other agreements under the RPA which survive the termination of the RPA;

(iii) Each reference in the RPA to PNC, PNC LIBO Rate, PNC LIBO Rate Reserve Percentage PNC LIBO Rate (Reserved), PNC Liquidity Bank, PNC Purchaser Account, PNC Purchaser Agent, PNC Purchaser Group and PNC Purchaser Group Limit shall no longer be applicable and any section that relates to PNC, the PNC Liquidity Bank, the PNC Purchaser Agent or the PNC Purchaser Group shall no longer be effective as it relates to PNC, the PNC Liquidity Bank, the PNC Purchaser Agent and the PNC Purchaser Group, respectively; and

(iv) The PNC Purchaser Group shall no longer have a Purchaser Group Limit and the PNC Purchaser Group Limit shall be zero.

For the avoidance of doubt, each of the parties hereto hereby agrees and acknowledges that, notwithstanding anything to the contrary contained in the RPA, (x) neither BTMUNY nor Victory shall be deemed to be a member of the PNC Purchaser Group and (y) BTMUNY shall in no event be deemed to be the PNC Purchaser Agent, in either case, as a result of the PNC Assignment.

(b) The definition of “BTMU Purchaser Group Limit” contained in APPENDIX A (DEFINITIONS) to the RPA is amended by deleting the table set forth therein in its entirety and inserting in lieu thereof the following table:

Period	BTMU Purchaser Group Limit
Reporting Date in February until the date preceding the Reporting Date in March	$180,000,000
Reporting Date in March until the date preceding the Reporting Date in April	$180,000,000
Reporting Date in April until the date preceding the Reporting Date in May	$220,000,000
Reporting Date in May until the date preceding the Reporting Date in June	$220,000,000
Reporting Date in June until the date preceding the Reporting Date in July	$220,000,000
Reporting Date in July until the date preceding the Reporting Date in August	$220,000,000
Reporting Date in August until the date preceding the Reporting Date in September	$220,000,000
Reporting Date in September until the date preceding the Reporting Date in October	$220,000,000
Reporting Date in October until the date preceding the Reporting Date in November	$220,000,000
Reporting Date in November until the date preceding the Reporting Date in December	$220,000,000
Reporting Date in December until the date preceding the Reporting Date in January	$220,000,000
Reporting Date in January until the date preceding the Reporting Date in February	$180,000,000

(c) The definition of “Funding Termination Date” contained in APPENDIX A (DEFINITIONS) to the RPA is amended by deleting clause (i) thereof in its entirety and inserting in lieu thereof the following:

(i) November 13, 2017, or such later date as may, from time to time, be agreed to in writing by the Agents;

(d) The definition of “PNC Purchaser Group Limit” contained in APPENDIX A (DEFINITIONS) to the RPA is amended by deleting such definition in its entirety and inserting in lieu thereof the following:

PNC Purchaser Group Limit: At all times, an amount equal to zero.

SECTION 2. Effectiveness. This Amendment shall become effective as of the date hereof at such time that:

(a) the PNC Assignment shall have become effective;

(b) each of the Administrative Agent and the BTMU Purchaser Agent shall have received, in form and substance satisfactory to it, executed counterparts of this Amendment;

(c) the BTMU Purchaser Agent shall have received an executed amendment and restatement of the Fee Letter for such Purchaser Agent’s Purchaser Group (the “A&R Fee Letter”);

(d) the BTMU Purchaser Agent shall have received payment of the BTMU Up-Front Fee, in accordance with the terms of, and as such term is defined in, the A&R Fee Letter; and

(e) the Administrative Agent and each Purchaser Agent shall have received, in form and substance satisfactory to it, a copy of the resolutions of the board of directors (or similar governing body) of the Seller and the Master Servicer approving this Amendment and the transactions contemplated hereby, certified by its secretary or any other authorized person.

SECTION 3. Transaction Document. This Amendment shall be a Transaction Document under the RPA.

SECTION 4. Representations and Warranties.

(a) Each of the Company and the Master Servicer makes, as to itself (except where specifically provided otherwise therein), each of the representations and warranties contained in Section 6.1 of the RPA (after giving effect to this Amendment).

SECTION 5. Confirmation of RPA; No Other Modifications.

(a) Each reference in the RPA to “this Agreement” or “the Agreement”, or “hereof,” “hereunder” or words of like import, and each reference in any other Transaction Document to the RPA, shall mean the RPA as amended by this Amendment, and as hereafter amended or restated. Except as herein expressly amended, the RPA is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

SECTION 6. Affirmation and Consent of Lennox International. Lennox International hereby consents to this Amendment and hereby affirms and agrees that the Assurance Agreement is, and shall continue to be, in full force and effect and is hereby ratified and affirmed in all respects. Upon the effectiveness of, and on and after the date of, the Amendment, each reference in the Assurance Agreement to the RPA, “thereunder”, “thereof” or words of like import with respect to the RPA shall mean and be a reference to the RPA as amended by this Amendment, and as hereafter amended or restated.

SECTION 7. Costs and Expenses. The Company agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto.

SECTION 8. GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in portable document format (.pdf) shall be as effective as delivery of a manually executed counterpart of a signature page of this Amendment.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

LPAC CORP., as Company

By:	/s/ Richard Pelini
Name: Richard Pelini
Title: President, Treasurer

LENNOX INDUSTRIES INC., as an Originator and as Master Servicer

By:	/s/ Richard Pelini
Name: Richard Pelini
Title: VP, Treasurer

LENNOX INTERNATIONAL INC.

By:	/s/ Richard Pelini
Name: Richard Pelini
Title: VP, Treasurer

VICTORY RECEIVABLES CORPORATION, as a Purchaser

By:	/s/ David DeAngelis
Name: David V. DeAngelis
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Administrative Agent

By:	/s/ Devang Sodha
Name: Devang Sodha
Title: Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as BTMU Purchaser Agent

By:	/s/ Devang Sodha
Name: Devang Sodha
Title: Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Liquidity Bank

By:	/s/ Mark Maloney
Name: Mark Maloney
Title: Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION, as PNC Purchaser Agent

By:	/s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Liquidity Bank

By:	/s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President